WEST COAST BANCORP
                          4770 Campus Drive, Suite 250
                         Newport Beach, California 92660



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 27, 1997




TO THE SHAREHOLDERS OF WEST COAST BANCORP:

         NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of West Coast Bancorp, a California corporation (the "Company"), will be held on Tuesday, May 27, 1997, at 9:00 a.m. at the City National Bank Building, 4685 MacArthur Court Suite 380, Newport Beach, California 92660, for the following purposes all as set forth in the attached Proxy Statement:

     1. Election of Directors. To elect six persons to the Board of Directors to serve until the 1998 Annual Meeting of Shareholders and until their successors have been elected and qualified. The following six persons are the Board of Directors' nominees:

                    J. David Cheshier, C.P.A.       John B. Joseph
                    L. Wayne Gertmenian, Ph.D.      Lacy G. Marlette, Jr. C.P.A.
                    Thomas A. Jones, C.P.A.         Ronald R. White

     2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Only those shareholders of record at the close of business on April 28, 1997 shall be entitled to notice of, and to vote in person or by Proxy at, the Meeting. As set forth in the enclosed Proxy statement, the Proxy is solicited by the Board of Directors of the Company. It is expected that this Notice of Proxy and accompanying Proxy Statement will be mailed to shareholders on or about April 30, 1997.


                                      By Order of the Board of Directors



                                      Frank E. Smith, Secretary


April 30, 1997

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                               WEST COAST BANCORP
                          4770 Campus Drive, Suite 250
                         Newport Beach, California 92660
                                 (714) 442-9330


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 27, 1997


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") by the Board of Directors of West Coast Bancorp a California Corporation (the "Company") to be held on Tuesday, May 27, 1997, at 9:00 a.m. at the City National Bank Building, 4685 MacArthur Court Suite 380, Newport Beach, California 92660 and at any and all adjournments thereof. J. David Cheshier and Lacy G. Marlette, Jr., the designated proxy holders, are members of the Company's Board of Directors. It is expected that this Proxy Statement and the accompanying Notice of Proxy will be mailed to shareholders on or about April 30, 1997. Only shareholders of record on April 28, 1997 are entitled to vote in person or by proxy at the meeting or any adjournment thereof.

Matters to be Considered
The matters to be considered and voted upon at the Meeting will be:

     1. Election of Directors. To elect six persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

     2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Cost of Solicitation of Proxies
         The Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of Proxies. It is contemplated that Proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses in connection with forwarding these Proxy materials to their principals. In addition, ChaseMellon Shareholder Services, the Company's stock transfer agent, will assist in the solicitation of Proxies. They will be reimbursed $2,500 plus reasonable out-of-pocket expenses incurred in connection with the solicitation.

Outstanding Securities, Voting Rights and Revocability of Proxies
         There were issued and outstanding 9,168,942 shares of the Company's common stock, no par value per share ("common stock"), on April 28, 1997, which has been set as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting.
         Each holder of common stock will be entitled to one vote, in person or by Proxy, for each share of common stock outstanding in his or her name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting prior to the voting of his or her intention to vote his or her shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.
         In the election of directors, if a quorum is present, the six candidates receiving the highest number of votes are elected, abstentions and broker non-votes are not counted as being voted, however such votes are counted for determining a quorum. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors, and return of an executed Proxy shall be the grant of such authority.

         If you hold your common stock in "street name" and you fail to instruct your broker or nominee as to how to vote such shares of common stock, your broker or nominee may, in its discretion, vote your shares "For" the election of the nominees for directors set forth herein.
         A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote thereat. Subject to such revocation, all shares represented by a properly executed Proxy received prior to or at the time of the Meeting will be voted by Proxy Holders in accordance with the instructions on the Proxy. If no instruction is specified in respect to a matter to be acted upon, the shares represented by the Proxy will be voted "For" the election of the nominees for directors set forth herein. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of Meeting. If, however, any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.


                        DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors
         The Bylaws of the Company provide that the Company shall have not less than five nor more than nine directors, unless changed by a bylaw amending
Section 3.3(a) of Article 3 of the Company's Bylaws, duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof or a resolution duly adopted by the Board of Directors or by the shareholders. The number of directors is currently fixed at six.
         The individuals named below, all of whom are present members of the Board of Directors of the Company, will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said nominees, or as many thereof as possible, under applicable voting rules. In the event that any of the nominees should be unable or unwilling to accept nomination for election as a director, it is intended that the Proxy Holders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.
         None of the directors or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company as of the date hereof.
         The following table sets forth certain information, as of April 15, 1997, with respect to those individuals who are to be nominated by the Board of Directors for election as directors.
                                          Year First
                                          Elected or
                                         Appointed as
Name of Director                  Age      Director    Position with the Company
--------------------------------------------------------------------------------
John B. Joseph                    58         1981       Chairman of the Board,
                                                          President and CEO

Ronald R. White                   50         1981    Vice Chairman of the Board
                                                    and Executive Vice President

J. David Cheshier, C.P.A.         50         1981             Director

L. Wayne Gertmenian, Ph.D.        57         1991             Director

Thomas A. Jones, C.P.A.           58         1990             Director

Lacy G. Marlette, Jr., C.P.A.     50         1987             Director

         John B. Joseph is currently the Chairman of the Board, President and Chief Executive Officer of the Company. He has been Chairman of the Board of Directors of the Company since its inception in 1981 and Chief Executive Officer since April 1991. Mr. Joseph also serves, or has served, in the following capacities during the past five years: President of the Company since April 1993; Vice Chairman of the Board of Directors of The Centennial Group, Inc., a Delaware corporation ("CGI"), from 1987 to December 1995; Senior Executive Vice President of CGI from July 1987 to July 1993; general partner of various limited partnerships engaged in real estate development and lending activities. Mr. Joseph has held, over the past five years up until July 1993, various positions in the subsidiaries of CGI. Mr. Joseph presently holds and has held, over the past five years, various positions in the subsidiaries of the Company. Mr. Joseph is a director of the Company's subsidiaries Sunwest Bank and WCV, Inc.
         Ronald R. White is currently Executive Vice President and Vice Chairman of the Board of Directors of the Company. Mr. White has served in the following capacities during the past five years: Chairman of the Board of Directors, President and Chief Executive Officer of CGI from 1987 to December 1995; general partner of various limited partnerships engaged in real estate development and lending activities. Mr. White has held, over the past five years up until December 1995, various positions in the subsidiaries of CGI. Mr. White is a director of Sunwest Bank and WCV, Inc. Mr. White presently holds and has held, over the past five years, various positions in the subsidiaries of the Company and CGI.
         J. David Cheshier is a certified public accountant and is in the employ of Vehicular Technologies Corporation, Results International, Inc. and The Roxburgh Agency as a Vice President and Chief Financial Officer. Vehicular Technologies primarily manufactures aftermarket automobile parts. The Roxburgh Agency, Inc. is an advertising and public relations firm. Mr. Cheshier has served as a director, Senior Vice President and the Chief Financial Officer of CGI and as an executive officer of all of the subsidiaries of CGI from 1987. Mr. Cheshier resigned his officer positions at CGI and its subsidiaries during December 1993 and his director position during March 1994.
         L. Wayne Gertmenian, Ph.D., is an economics professor at Pepperdine University's Graduate School of Business and serves as its spokesman on business and management. Dr. Gertmenian served the Nixon and Ford administrations as a Chief Detente Negotiator in Moscow for the Chairman of the National Security Council; as an emissary to Tehran for the Secretary of Commerce; and as a Special Assistant to the Secretary of Housing and Urban Development. His corporate experience includes five years as the Executive Vice President of one of the nation's leading food processors. Dr. Gertmenian received his Doctorate in Economics at the University of Southern California.
         Thomas A. Jones, C.P.A., is a professor of accounting and business at DeVry Institute of Technology. Mr. Jones was the President of R&G Sloane, a manufacturer of plastic piping products, from 1988 to 1990 when R&G Sloane was acquired.
         Lacy G. Marlette, Jr. is a certified public accountant and President of L.G. Marlette, Jr., Accountancy Corporation, Certified Public Accountants. Mr. Marlette has been a certified public accountant since 1972. He has provided accounting services for Messrs. Joseph and White and their affiliates.
         For information concerning executive officers of the Company see "FORM 10-KSB - ITEM 4.A - Executive Officers of the Registrant."

The Board of Directors and Committees
         The Board of Directors of the Company presently has one committee, an Audit Committee. The Company does not have a standing Nominating Committee.
         The Audit Committee, which held five meetings in 1996, is comprised of Messrs. Cheshier, Jones, Marlette and Gertmenian. The purpose of the Audit Committee, among other things, is to oversee the Company's internal controls and financial information reporting and to review the results of the independent audit.
         During 1996, the Board of Directors of the Company held 14 meetings. Each of the individuals who is a nominee and was a director of the Company during 1996 attended at least 75% of the aggregate of (1) the total number of Board meetings held during his term of service and (2) the total number of meetings held by all committees of the Board on which he served during such year except L. Wayne Gertmenian who attended 71% of the Board of Directors meetings.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.
         Based solely on the review of the copies of such forms furnished to the Company, or a written representation that no Form 5 was required, the Company believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with.

                             EXECUTIVE COMPENSATION


         SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other executive officers of the Company (determined as of the end of the last fiscal year) (the "Named Executives") for each of the fiscal years ended December 31, 1996, 1995 and 1994:

SUMMARY COMPENSATION TABLE

                                                  Annual Compensation
                                                                            All
Name and                                                                   Other
Principal Position                   Year  Salary($)  Bonus($)  Other($)  ($)(a)
--------------------------------------------------------------------------------

JOHN B. JOSEPH(b)                    1996    164,000         -   15,000        -
President and CEO, Company           1995    164,000   115,000    9,000        -
Officer, Company                     1994    107,000         -   12,000    2,000


JAMES G. LeSIEUR, III(c)             1996    160,000    15,000    6,000    5,000
President and CEO, Sunwest Bank      1995    160,000         -        -    5,000
                                     1994    160,000         -        -    4,000

FRANK E. SMITH                       1996    125,000    14,000        -    4,000
Senior Vice President, CFO and       1995    125,000         -        -    4,000
Secretary, Company and Sunwest Bank  1994    125,000         -        -    4,000

(a) Includes amounts contributed by the Company and its subsidiaries to the West Coast Bancorp 401(k) Profit Sharing Plan and allocated to the Named Executive's vested or unvested account under such plan.
(b) Mr. Joseph's other annual compensation includes director's fees of $9,000, $9,000 and $9,000 accrued by the Company, director's fees of $6,000, $0 and $0 paid by Sunwest Bank and director's fees of $0, $0 and $3,000 paid by Sacramento First National Bank in 1996, 1995 and 1994, respectively. During 1995 the Company accrued bonuses for Mr. Joseph of $70,000 from the sale of Sacramento First National Bank and $45,000 from Sunwest Bank achieving a 6.5% leverage ratio. Accrued but unpaid salaries and director's fees totaled $481,000 at December 31, 1996 of which $20,000 of directors fees were paid in February 1997.
(c) Mr. LeSieur's other annual compensation represents director's fees of $6,000 paid by Sunwest Bank in 1996.


         STOCK OPTION GRANTS

No stock options were granted to the Named Executives during 1996.

         AGGREGATED OPTION EXERCISES AND HOLDINGS
         The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1996 and unexercised options held by the Named Executives as of December 31, 1996:

               AGGREGATED OPTION(A) EXERCISES IN FISCAL YEAR 1996
                          AND FY-END OPTION VALUES (a)

              Shares               Number of                    Value of
             Acquired             Unexercised             Unexercised In-the-
                on     Value      Options at               Money Options at
             Exercise Realized   12/31/96 (#)               12/31/96 ($)(b)
Name            (#)     ($)  Exercisable Unexercisable Exercisable Unexercisable
--------------------------------------------------------------------------------

John B. Joseph   -       -       62,000      3,000         N/A            N/A
James G. LeSieur -       -       25,000          -         N/A            N/A
Frank E. Smith   -       -       42,000      3,000         N/A            N/A


(a) The Company has no plans pursuant to which stock appreciation rights may be granted.

(b) Value of unexercised "in-the-money" options is the difference between the market price of the common stock on December 31, 1996 and the exercise price of the option, multiplied by the number of shares subject to the option. Since the stock price at December 31, 1996 ($.53 per share) was less than the exercise prices, the unexercised options have no "in-the-money" value.


         COMPENSATION OF DIRECTORS

         During 1996, each non-employee and employee director accrued $750 for each regular meeting of the Board of Directors attended. The aggregate amount of directors' fees accrued in 1996 was $52,000. Accrued and unpaid directors' fees totaled $113,000 at December 31, 1996. During February 1997, the Company paid all accrued directors' fees, reinstated monthly payment of fees and reduced the fees to $250 per director per meeting attended. Employee and non-employee directors are eligible to participate in the Company's 1988 Stock Option Plan subject to certain specific limitations. No stock options were granted in 1996.


         EMPLOYMENT CONTRACTS

         Mr. LeSieur entered into a one year employment agreement effective September 1, 1996 with Sunwest Bank. Compensation under the agreement includes: a base salary of $144,000, participation in the Sunwest Bank employee incentive program and a special bonus. The special bonus is contingent on: a Sunwest Bank merger, or 80% or more of its shares being sold, or substantially all of its assets being sold or transferred. The special bonus is based on a percentage payout of the difference between the purchase price and $9.5 million plus any additional capital contributions into Sunwest Bank. The percentage payout ranges from 2% to 5% and increases as the purchase price increases. The maximum special bonus payable is $300,000.
         Mr. Smith entered into a one year employment agreement effective September 1, 1996 with Sunwest Bank. His agreement is similar to that of Mr. LeSieur's except the base salary is $125,000, the special bonus percentage payout ranges from 1% to 2.5% and the maximum special bonus payable is $150,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following sets forth, as of March 31, 1997, the common stock ownership of each director and executive officer of the Company individually, all directors and executive officers as a group, and each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock.

                                                Shares                   Percent
                                                 That         Total        of
Name of                                         May Be      Beneficial    Class
Beneficial Owner           Address            Acquired(a)  Ownership(b)    (c)
--------------------------------------------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS
J. David Cheshier     4770 Campus Drive,         45,000      47,000          *
                         Suite 250
                    Newport Beach, CA 92660

L. Wayne Gertmenian       Same as above          30,000      36,765          *

Thomas A. Jones           Same as above          30,000      44,300          *

John B. Joseph            Same as above          65,000     958,690        10.4%

Lacy G. Marlette, Jr.     Same as above          45,000      45,212          *

James G. LeSieur, III     Same as above          25,000      55,000          *

Frank E. Smith            Same as above          45,000      67,600          *

Ronald R. White           Same as above          65,000      65,000          *

All Directors and Executive Officers            350,000   1,319,567        13.9%
 (8 individuals)

OTHER GREATER THAN 5% SHAREHOLDERS
Gerauld L. Hopkins        6900 Main Street,           -     575,000         6.3%
                             Suite 153
                        Downers Grove, IL 60516

Eric D. Hovde           1826 Jefferson Place, N       -     742,000(d)      8.1%
                         Washington, DC 20036

* Less than 1%

(a) Shares that may be acquired within 60 days of March 31, 1997 pursuant to the exercise of stock options.
(b) Except as otherwise noted below, each person has sole voting and investment power with respect to the shares listed.
(c) The percentage ownership interest of each individual or group is based upon the total number of shares of the Company's common stock outstanding plus the shares which the respective individual or group has the right to acquire within 60 days after March 31, 1997 through the exercise of stock options.
(d) Based on Form 13D filed by Mr. Hovde on January 24, 1997. Western Acquisition Partners, L.P. and Western Acquisitions, L.L.C. have shared power to vote 722,000 of Eric D. Hovde's shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company repaid principal and interest of $194,000 and $23,000 to Mr. Joseph and $262,000 and $36,000 to Mr. White in 1996. No borrowings were outstanding at December 31, 1996 to any affiliated party.
         Some of the directors and officers of the Company and its subsidiaries and the entities with which they are associated are customers of, and have had banking transactions with, the Company's banking subsidiary Sunwest Bank, in the ordinary course of Sunwest Bank's business during 1996 and may have banking transactions with such persons in the future. All banking transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates, as those prevailing for comparable transactions with other persons and, in the opinion of the Board of Directors of Sunwest Bank, did not present any other unfavorable features.


                              INDEPENDENT AUDITORS

         The Board of Directors has not yet selected independent auditors for the fiscal year ending 1997 as the Board customarily does not select its independent auditors until later in the year. Prior to making its selection, the Board of Directors may solicit bids from several independent public accounting firms, including Arthur Andersen LLP, the Company's independent auditors for the year ended 1996. Representatives of Arthur Andersen LLP will be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.
         A Form 8-K was filed on October 29, 1996 disclosing that the Board of Directors, based on the recommendation of the audit committee, engaged Arthur Andersen LLP as the independent public accountants for West Coast Bancorp and its subsidiaries (the "Registrant") and therefore dismissed KPMG Peat Marwick LLP. On November 9, 1996 a Form 8-K/A was filed disclosing that KPMG Peat Marwick LLP disagreed with the Registrant over the accounting principle adopted to account for a contribution of $3.4 million made by the Registrant to its wholly owned subsidiary (Sunwest Bank) during January 1995. The Registrant treated the contribution as a repayment of management fees and included the amount in earnings of the wholly owned subsidiary during the year ended December 31, 1995. KPMG Peat Marwick LLP believes that the amount should have been treated as a contribution of capital and treated as additional paid-in-capital in the books of the wholly owned subsidiary.
         The accounting principle in question did not affect the Registrant's consolidated financial statements. Further, although no separate audit of the financial statements of the wholly owned subsidiary (Sunwest Bank) was performed for the year ended December 31, 1995, an opinion was received from a qualified independent accountant (not the successor accountant) that concluded that the Registrant's accounting for the repayment of management fees was in accordance with generally accepted accounting principles.
         The subject matter of the disagreement was discussed among KPMG Peat Marwick LLP and the members of the Audit Committee of the Board of Directors of West Coast Bancorp. West Coast Bancorp authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of the disagreement. Although the Registrant disclosed the disagreement to all of the prospective successor accountants interviewed during the selection process, the decision to select Arthur Andersen LLP as the successor accountant was not based on their discussions of the Registrant's accounting treatment of the repayment of management fees.


                            PROPOSALS OF SHAREHOLDERS

         Under certain circumstances shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 1998 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 31, 1997 in a form that complies with applicable regulations.

                                  ANNUAL REPORT

         The Company's annual report for the year ended December 31, 1996 accompanies this Proxy Statement. The annual report contains consolidated financial statements of the Company and its subsidiaries and the reports thereon of Arthur Andersen LLP and KPMG Peat Marwick LLP, both independent auditors.

         UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO FRANK E. SMITH, SECRETARY, WEST COAST BANCORP, 4770 CAMPUS DRIVE, SUITE 250, NEWPORT BEACH, CALIFORNIA 92660-1833, THE COMPANY WILL PROVIDE
WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 1996, INCLUDING THE FINANCIAL STATEMENTS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.


                                 OTHER BUSINESS

         The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the individuals named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.



                         WEST COAST BANCORP

                         By: /s/ John B. Joseph
                             John B. Joseph, Chairman of the Board and
                             Chief Executive Officer


DATED: April 30, 1997

                              (FRONT OF PROXY CARD)

REVOCABLE PROXY                                                  REVOCABLE PROXY

                         WEST COAST BANCORP - PROXY CARD

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned shareholder(s) of West Coast Bancorp ("the Company") hereby nominates, constitutes and appoints L. Wayne Gertmenian and Lacy G. Marlette, Jr. proxies, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the City National Bank Building, 4685 MacArthur Court Suite 380, Newport Beach, California on Tuesday, May 27, 1997 at 9:00 a.m., and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as follows:


       (Continued, and to be marked, dated and signed, on the other side)

                              (BACK OF PROXY CARD)

1. ELECTION OF DIRECTORS

FOR all nominees              WITHHOLD
listed below (except         AUTHORITY
as marked to the          to vote for all
contrary below).       nominees listed below.



J. David Cheshier        John B. Joseph
L. Wayne Gertmenian      Lacy G. Marlette, Jr.
Thomas A. Jones          Ronald R. White



Instructions: To withhold authority for any one or more nominees, write that nominee(s) name(s) in the space provided below.


2. OTHER BUSINESS. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Meeting and any and all adjournment or adjournments thereof.

              FOR   AGAINST  ABSTAIN


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE, IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

              Please mark
              your votes as
              indicated in     X
              this example

              I plan to attend the Meeting.

The undersigned hereby ratifies and confirms all that said proxy holders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies hereof given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and Proxy Statement accompanying said notice.

Dated: ___________________________________________________

Number of Shares

--------------------------------------------------------
(Name of Shareholder(s), Printed)

--------------------------------------------------------
(Signature of Shareholder)


(Please date this Proxy and sign your name as it appears on your stock certificate(s). Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.) THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNLESS AUTHORITY TO DO SO IS WITHHELD FOR ALL NOMINEES OR FOR ANY INDIVIDUAL NOMINEE. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.